BlackRock Equity Dividend Fund

(the “Fund”)

Supplement dated June 1, 2015
to the Prospectus and Statement of Additional Information, each dated November 28, 2014

Effective as of June 1, 2015, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to waive a portion of its management fee for the Fund. Accordingly, the Fund’s Prospectus and Statement of Additional Information are amended as follows:

The section of the Prospectus entitled “Management of the Funds — BlackRock” is supplemented with the following information:

BlackRock has agreed to voluntarily waive 0.025% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is supplemented with the following information:

Effective June 1, 2015, the Manager has agreed to voluntarily waive 0.025% of its management fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRSAI-10559-0615SUP